Exhibit 99.1



                                                  805-879-1811

August 28, 2003

                                                  Our File Number:  0WEG-083556

To the Purchasers of Convertible Debentures and Warrants Listed on Schedule I to this Letter

Re: Miravant Medical Technologies

     We have acted as counsel to Miravant Medical Technologies, a Delaware corporation (the "Company"), in connection with (i) the execution and delivery by the Company of the Unsecured Convertible Debenture and Warrant Purchase Agreement dated August 28, 2003 (the "Purchase Agreement") by and among the Company and the Purchasers listed in Schedule I attached hereto (collectively, the "Purchasers"), and (ii) the transactions contemplated to be consummated by the Company under the Purchase Agreement on the date hereof. We are rendering this opinion pursuant to Section 7.6 of the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as are ascribed thereto in the Purchase Agreement.

     As counsel in this capacity, we have examined the following: (i) the Purchase Agreement; (ii) the Debentures issued to the Purchasers pursuant to the Purchase Agreement; (iii) the Debenture Warrants issued to the Purchasers pursuant to the Purchase Agreement; (iv) the Subordination Agreement; (v) the Side Letter Agreement; (vi) the Registration Rights Agreement; (vii) the Certificate of Incorporation and Bylaws, including any amendments thereto to date; (viii) records of certain proceedings and actions of the Company; (ix) certificates of public officials; and (x) such other documents, records and items as we have deemed necessary or relevant for purposes of the opinions hereinafter expressed. Items (i) through (vi) above are collectively referred to as the "Transaction Documents."

     For purposes of this opinion, we have also made the following assumptions, without any investigation thereof:

(i) that the Transaction Documents have been duly authorized, executed and delivered by the Purchasers and each other party thereto (other than the Company);

(ii) that all persons signing the Transaction Documents on behalf of the Purchasers and each other party thereto (other than the Company) have the legal existence, power, authority and right so to sign;

(iii)that there is no fact or circumstance relating to any Purchaser that might prevent the Purchasers from enforcing any of the rights provided for in the Transaction Documents;

(iv) the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity with original documents of all documents submitted to us as copies;

(v) that (w) each Transaction Document is enforceable against each Purchaser and each other party thereto (other than the Company); (x) all actions required to be taken and all conditions and requirements required to be fulfilled under the Transaction Documents in order to allow each Purchaser (other than conditions and requirements to be fulfilled by the Company and its subsidiaries) to enforce its rights thereunder have been fully and effectively taken and fulfilled; and (y) each Purchaser has complied with all laws that may be applicable to it with respect to the execution and delivery of the Transaction Documents, purchasing the Debentures and Warrants, and other actions taken or that may be taken by it thereunder;

(vi) that the representations and warranties made by each Purchaser within the Purchase Agreement and the other Transaction Documents are true and complete in all material respects, and do not fail to state any fact or information, the statement of which is necessary to make them not misleading in any material respect;

(vii)that there are no documents or agreements other than the Transaction Documents between the Purchasers and the Company or others that expand or otherwise modify the obligations of the Company with respect to the transactions contemplated by the Transaction Documents and would have an effect on the opinions set forth below;

(viii) performance on or before the Closing by all parties of their obligations under the Transaction Documents to be performed on or before the Closing; and

(ix) no action has been taken or event occurred which amends, revokes, terminates or renders invalid any of the documents, records, consents or resolutions which we have reviewed since the date of the certificates we relied upon in rendering this opinion.

     For purposes of this opinion, as to matters of fact, we have relied, without any investigation thereof, upon the accuracy of: (i) the representations and warranties of each of the parties set forth in the Transaction Documents,
(ii) the certificates of officers and directors of the Company attached hereto as Exhibit A (the "Opinion Certificate"), and (iii) the certificates of public officials.

     We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of California, (ii) the Delaware General Corporation Law and
(iii) the federal laws of the United States of America to the extent specifically referred to herein. We express no opinion as to any ordinances, administrative decisions or the rules and regulations of counties, towns, municipalities and special political subdivisions.

     As used herein, the term "knowledge" refers only to the actual knowledge of Joseph E. Nida, Peter A. Muzinich and Steven R. Jonker with the primary responsibility for our representation of the Company in connection with the negotiation, execution and delivery of the Transaction Documents.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company and its subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have all requisite corporate power and authority to own and operate their respective properties and assets and conduct their respective businesses as described in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2002 (the "10-K"), and are duly qualified as foreign corporations to do business in each jurisdiction in which the nature of the business conducted by them, as described in the 10-K, makes such qualification necessary and in which the failure to so qualify would have a Material Adverse Effect.

     2. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents and to carry out all of its obligations thereunder, including, without limitation, the sale and issuance of the
Debentures, the Warrants, the Conversion Shares upon conversion of the Debentures in accordance with the terms thereof and the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors, and no further consent or authorization of the Company, its Board of Directors, its stockholders or its debtholders of which we have knowledge is required. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

     3. The Debentures and Warrants are duly authorized and, upon issuance in accordance with the terms of the Agreement, will be validly issued and free from all taxes, liens, claims and encumbrances with respect to the issuance thereof. Except for the Conversion Shares and Warrant Shares issuable upon conversion or exercise of the Debentures and Warrants that are subject to the restrictions on conversion and exercise set forth in the Side Letter Agreement (such Debentures and Warrants, the "Restricted Securities"), all Conversion Shares and Warrant Shares are duly authorized and, when issued upon conversion of the Debentures or exercise of the Warrants, respectively, in each case in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issuance thereof. A number of shares of Common Stock sufficient to meet the Company's obligations as of the date hereof to issue Common Stock upon full conversion of the Debentures and full exercise of the Warrants (other than the Restricted Securities) has been duly reserved.

     4. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, $0.01 par value per share, of which, to our knowledge, 24,282,743 shares are issued and outstanding and 20,004,706 shares are reserved for issuance as follows: Stock Options (6,000,000), Warrants (7,642,850) and Convertible Notes (6,361,856); and (ii)
20,000,000 shares of Preferred Stock, $0.01 par value per share, of which, to our knowledge, no shares are issued and outstanding, and Fifty Thousand (50,000) shares of Series B Junior Participating Preferred Stock has been reserved for issuance in connection with the Preferred Stock Rights Agreement dated July 13, 2000. Notwithstanding the foregoing sentence, 3,212,338 shares of Common Stock which has been reserved for issuance as follows: Warrants (1,650,000) and Convertible Notes (1,562,338) are subject to the Side Letter Agreement and have been unreserved by the Company to be reserved for issuance upon the full conversion of the Debentures and full exercise of the Warrants (other than the Restricted Securities). All of such outstanding shares have been validly issued and, to our knowledge, are fully paid and non-assessable. No shares of the Company's Common Stock (including, without limitation, the Conversion Shares or the Warrant Shares, when the same are issued upon conversion of the Debentures or exercise of the Warrants, respectively) are subject to preemptive rights, rights of first refusal or any other similar rights of the stockholders of the Company pursuant to the Certificate of Incorporation or Bylaws or by statute or pursuant to any agreement by which the Company is bound of which we are aware, and to our knowledge are not subject to any liens, claims or encumbrances. To our knowledge, except as disclosed in Schedule 3.3 to the Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (b) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act of 1933, as amended (the "Securities Act"), (c) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (d) there are no outstanding securities or instruments of the Company or any of its subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Debentures, Warrants, Conversion Shares and Warrant Shares will not trigger any anti-dilution adjustments to any such securities or instruments.

     5. The issuance of the Debentures and the Warrants in accordance with the Agreement, the Conversion Shares in accordance with the Debentures and the Warrant Shares in accordance with the Warrants will be exempt from registration under the Securities Act.

     6.  Other  than   necessary   approvals   that  have  been   obtained,   no
authorization, approval or consent of (i) any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market,
(ii) the Company's stockholders, (iii) the Company's debtholders of which we have knowledge, or (iv) to our knowledge, any third party, is required to be obtained by the Company for the execution and delivery by the Company of the Transaction Documents, issuance and sale of the Securities as contemplated by the Transaction Documents or the consummation of the other transactions contemplated thereby.

     7. To our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company or any of its subsidiaries, or any of their respective directors or officers in their capacities as such wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect. Please note that we have not conducted a search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors, nor have we made any further inquiry whatsoever.

     8. To our knowledge, the Company is not in violation of any term of its Certificate of Incorporation or Bylaws. Neither the Certificate of Incorporation nor the Bylaws of the Company are in violation of the Delaware General Corporation Law. The execution, delivery and performance of and compliance with the terms of the Transaction Documents (and the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants), and the consummation of the transactions contemplated thereby, do not violate any provision of the Certificate of Incorporation or Bylaws, or any provision of any applicable United States federal or state law, rule or regulation or, to our knowledge, any order, writ, injunction or decree applicable to the Company or any of its subsidiaries. The execution, delivery and performance of and compliance with the Transaction Documents (and the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants), and the consummation of the transactions contemplated thereby, have not resulted and will not result in any violation of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under (or an event which with the passage of time or the giving of notice or both would constitute a default under), or to our knowledge result in the creation of any lien, security interest or encumbrance on the assets or properties of the Company or any of its subsidiaries pursuant to, (i) any contract, agreement or instrument included as an exhibit to the 10-K (including by incorporation by reference) (the "Contractual Obligations"), or (ii) any judgment or decree of which we are aware, in each case which is binding upon the Company or any of its subsidiaries, which violation, default, termination, cancellation, acceleration, lien, security interest or encumbrance, individually or in the aggregate, would have a Material Adverse Effect.

     9. All approvals necessary for the Purchasers (or any other holder of the Securities) to acquire the Securities under the laws of the State of Delaware have been obtained and no further approvals are required under Section 203 of the Delaware General Corporation Law in order for the Purchasers (or any other holder of the Securities) to engage in a "business combination" with the Company because of their acquisition of the Securities, and each Purchaser's receipt of the Securities will not implicate any other provision of any "anti-takeover" or similar statute under Delaware law. All actions necessary for the consummation of the transactions contemplated by the Transaction Documents and the acquisition of the Securities by the Purchasers not to trigger the distribution or exercisability of the rights outstanding under the Company's Preferred Stock Rights Agreement dated July 13, 2000 have been taken by the Company.

     In rendering the opinion set forth in paragraph (1) above as to the good standing of the Company and its subsidiaries and their qualification to do business in California, we relied exclusively on certificates of public officials, although we did not obtain tax good standing certificates in the State of California, and no opinion is provided with respect to tax good standing in such state.

     With regard to the opinion set forth in paragraph (2) above regarding enforceability, we note that whenever an opinion herein states that an agreement is a "valid and binding obligation" of a party "enforceable in accordance with its terms," such statement shall mean that, subject to the qualifications and limitations set forth herein, (i) an effective contract has been formed under California law, (ii) the entire agreement is not invalid by reason of a specific statutory prohibition or the public policy of the State of California, (iii) contractual defenses to the entire agreement are not available and (iv) some remedy is available if a party to the agreement does not materially comply with its terms. This does not imply that any particular type of remedy is available.

     Our opinion set forth in paragraph (2) is further qualified by, and subject to, and we render no opinion with respect to, the following:

     1. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent transfers, preferential transfers and distributions and equitable subordination;

     2.   Limitations   imposed  by  general   principles  of  equity  upon  the
availability of equitable remedies for the enforcement of provisions of the Transaction Documents, whether considered in a proceeding at law or in equity, and by the effect of judicial decisions holding that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

     3. The effect of Section 1670.5 of the California Civil Code or any other California law, United States federal or Delaware law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy;

     4. The enforceability of provisions of the Transaction Documents expressly, or by implication, waiving or relinquishing broadly or vaguely stated rights or unknown future rights or defenses, or waiving defenses to obligations or rights granted by law (whether substantive or procedural) or waiving rights to damages, or the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly permits the waiver of such rights;

     5. The enforceability of any provision of any Transaction Document purporting to (a) waive rights to trial by jury, service of process or objections to venue or jurisdiction in connection with any litigation arising out of or pertaining to the Transaction Documents, (b) exclude conflict of law principles under California law, (c) establish particular courts as the forum for the adjudication of any controversy relating to the Transaction Documents,
(d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Transaction Documents, (e) establish evidentiary standards or make determinations conclusive or (f) provide for arbitration of disputes;

     6. The effect of judicial decisions, which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents;

     7. The enforceability of any provisions of the Transaction Documents providing that (a) rights or remedies are or are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies, (e) liquidated damages are to be paid upon the breach of any Transaction Document or (f) the failure to exercise, or any delay in exercising, rights or remedies available under the Transaction Documents will not operate as a waiver of any such right or remedy;

     8. The enforceability of any attorneys' fees, severability, reimbursement, indemnification or contribution provisions;

     9. Any provision of the Transaction Documents requiring written amendments or waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply. We note that a requirement that provisions of the Transaction Documents may only be amended or waived in writing may not be binding or enforceable if an oral agreement has been created modifying such provision or an implied agreement by trade practice or course of conduct has given rise to an amendment or waiver;

     10. The enforceability of any provisions in the Transaction Documents concerning the granting of voting rights to the holders of the Debentures; and

     11. The validity, binding effect or enforceability of the Transaction Documents to the extent that an arbitrator's decision may be contrary to the law or the facts and not subject to reversal.

     In rendering the opinion set forth in paragraph (4) above relating to the fully paid status of all of the issued shares of capital stock of the Company, we relied without independent verification on the Opinion Certificate.

     In rendering the opinion set forth in paragraph (4) above relating to the status of the capitalization of the Company, we relied without independent verification on (i) the Company's Certificate of Incorporation (the "Certificate"), (ii) minute books relating to meetings and written actions of the Board of Directors and stockholders of the Company and stock records in our possession and (iii) the Opinion Certificate.

     In rendering the opinion set forth in paragraph (5) regarding securities exemptions, we have assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Securities by means of any general solicitation or publication of any advertisement therefor.

     In rendering the opinion set forth in paragraph (8) above relating to violations of United States federal, Delaware corporate laws, rules or regulations applicable to the Company, we have not conducted any investigation into the types of businesses and activities in which the Company engages or the manner in which the Company conducts its businesses. We have not conducted any special investigation of laws, statutes, rules or regulations and our investigation of and our opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Transaction Documents. We have assumed that no party to the Transaction Documents will in the future take any discretionary action (including a decision not to act permitted by the Transaction Documents) that would cause the performance of the Transaction Documents to violate the Delaware General Corporate Law or any California or federal statute, rule or regulation; constitute a violation or breach of or default under any of the Contractual Obligations; or require an order, consent, permit or approval to be obtained from a California or federal government authority.

     In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

     1. We express no opinion as to compliance with any federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     2. We assumed the validity of any wire transfers, drafts or checks tendered by the Purchasers.

     3. We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities, including without limitation the accuracy and completeness of the information provided by the Company to the Purchasers in connection with the offer and sale of the Debentures and Debenture Warrants.

     4. We express no opinion as to whether the members of the Company's Board of Directors have complied with their fiduciary duties in connection with the authorization and performance of the Transaction Documents.

     5. We express no opinion as to matters governed by federal and state laws and regulations governing: usury; securities (except with respect to the transactions contemplated by the Transaction Documents); broker-dealers, investment companies, and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation; or patents, copyrights, trademarks, trade names and other intellectual property rights.

     6. We note that the parties to the Transaction Documents have designated the laws of the State of Delaware as the laws governing the Transaction Documents. Our opinion is premised upon the result that would be obtained if a California court were to apply the internal laws of the State of California to the interpretation and enforcement of the Transaction Documents (notwithstanding the designation therein of the laws of the State of Delaware).

     This opinion is furnished to each Purchaser solely for its benefit in connection with the sale and issuance of the Debentures, the Conversion Shares, the Warrants and the Warrant Shares as contemplated by the Transaction Documents and may not be relied upon by any other person (other than the Company) or for any other purpose without our prior written consent. This opinion is limited to matters expressly set forth herein and no opinion may be inferred or implied beyond the matters expressly stated in this opinion on the date hereof. We shall have no obligation to update any of the matters set forth in this opinion.

                                                     Very truly yours,

                                   for SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

cc:      Gary S. Kledzik, Ph.D.
         John M. Philpott

                                   Schedule I

Bomoseen Investments, Ltd.
Silver Creek Investments, Ltd.
Dandelion International, Ltd.
Manasa Corp.

IFP, LLC, a Delaware limited liability company
Arden Arbitrage Partners, L.P.
Harvest Capital, L.P.
New Americans, LLC
Harvest Offshore Investors, Ltd.
Symmetry Capital Partners, L.P.
Symmetry Capital Qualified Partners, L.P.
Symmetry Capital Offshore Fund, Ltd.
Asset Management
SDS Merchant Fund, L.P.
North Sound Legacy Fund LLC
North Sound Legacy Institutional Fund, LLC
North Sound Legacy International Ltd.
Versant Capital Management LLC
Lorimor Corp.